                       VANGUARD/MORGAN GROWTH FUND, INC.
                             PROSPECTUS SUPPLEMENT
                                FEBRUARY 2, 1996

The Board of Directors of Vanguard/Morgan Growth Fund, Inc. (the "Fund") has approved a revised investment advisory agreement with Wellington Management Company ("WMC"), one of the Fund's investment advisers. The new agreement involves a reduction in the annual rate of advisory fees to be paid to WMC.

     Under the terms of the new agreement, the Fund will pay WMC a basic advisory fee at the end of each fiscal quarter, based on the average month-end net assets of the Fund managed by WMC during the quarter. The quarterly rate is applied according to the following annual fee schedule:

          NET ASSETS                  ANNUAL BASIC FEE RATE
          ----------                  ---------------------

          First $500 million                 0.175%
          Next $500 million                  0.100
          Over $1 billion                    0.075

     Both the current and revised agreements provide that the Basic Fee may be increased or decreased by applying an incentive/penalty fee adjustment based on investment performance relative to the Growth Fund Stock Index, (the Index measures the performance of the common stock holdings of the 50 largest growth mutual funds, as calculated by Morningstar, Inc.). The following table sets forth the incentive/penalty adjustment to the basic advisory fee payable by the Fund to WMC under the new advisory agreement:

     Cumulative 36-Month Performance                    Performance Fee
     versus the Growth Fund Stock Index                    Adjustment
     ----------------------------------                    ----------

     Less than -12%                                     -0.50 x Basic Fee*
     Between -12% and -6%                               -0.25 x Basic Fee
     Between -6% and 6%                                    0  x Basic Fee
     Between 6% and 12%                                  0.25 x Basic Fee
     More than 12%                                       0.50 x Basic Fee

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* For purposes of this calculation, the Basic Fee is calculated by applying a quarterly rate based on the Annual Basic Fee Rate using average assets over the same 36-month period over which the performance is measured.

     This revised investment advisory agreement replaces the Fund's original agreement with the adviser dated April 24, 1990, and will go into effect on or about April 1, 1996. (Under the rules of the Securities and Exchange
Commission, the new incentive/penalty fee will not be fully operable until the quarter ending June 30, 1999, and until that date, will be calculated according to certain transition rules.) Until the effective date, the adviser has agreed to waive its advisory fees to the extent necessary to abide by the new fee schedule.
                                                                            AFMG